Exhibit 99.1

SEVENTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Amended and Restated Loan and Security Agreement (this “Agreement”) is effective as of November 30, 2010 by and among (a) nFinanSe Inc., a Nevada corporation (the “Company”), nFinanSe Payments Inc., a Nevada corporation (each, a “Borrower”, and together with the Company, the “Borrowers”) and (b) the investors identified on the signature pages hereto (each, a “Lender”, and collectively the “Lenders”).  Defined terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement (as defined below).

RECITALS

The Borrowers and the Lenders are parties to that certain Loan and Security Agreement, dated June 10, 2008, which was amended and restated on November 26, 2008 (as further amended on February 3, 2009, May 26, 2010, June 25, 2010, July 23, 2010, September 27 and October 29, 2010 the “Loan Agreement”), pursuant to which the Company issued to each Lender secured promissory notes in the aggregate principal amount of $15,500,000, (subsequently reduced by the Fourth Amendment  to $11,000,000) of which $500,000 is currently outstanding (collectively, the “Notes”).

WHEREAS, the parties hereto wish to amend certain terms of the Loan Agreement.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.           Amendment to Maturity Date of the Notes.  The “Maturity Date,” as defined in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

(a)           “Maturity Date” shall mean December 31, 2010.”

(b)           Termination of Commitment.  As of December 17, 2010, the aggregate principal Commitment amount for Midsummer under the Loan Agreement shall be terminated and any amounts due under the Notes to Midsummer as of December 17, 2010 shall be paid.

2.           Acknowledgement of Commitment Termination. The Lenders hereby acknowledge that Midsummer has elected to not extend their Commitment beyond December 17, 2010 and that the aggregate commitment of the Lenders thereafter will be reduced from $15.5 million to $10.5 million.

3.           Representations and Warranties of the Company.  The Company hereby makes the representations and warranties set forth below to the Lenders as of the date of its execution of this Agreement:

(a)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder in accordance with the terms hereof.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or the Company’s stockholders in connection therewith.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)           No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, subject to the terms hereof and thereof, do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(c)           Consideration.  No consideration has been offered or paid to any party hereto to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Notes, the Credit Documents or the Loan Agreement.

(d)           No Defaults.  No Event of Default has occurred and is continuing as of the date hereof.

4.           Public Disclosure.  On or before 8:30 am (Eastern Time) on the fourth Business Day immediately following the date hereof, the Company shall file a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and attaching this Agreement as an exhibit thereto.  A copy of the Form 8-K shall be provided to the Lenders before filing.  The Company shall consult with the Lenders in issuing any other press releases with respect to the transaction contemplated hereby.

5.           Effect on Credit Documents.  Except as specifically provided herein, all of the Credit Documents remain in full force and effect in accordance with their respective terms.  Nothing in this Agreement shall extend to or affect in any way any of the rights or obligations of the Company arising under the Credit Documents.  The respective obligations, amendments, agreements of the Lenders hereunder are subject to the following conditions being met: (a) the accuracy in all material respects of the representations and warranties of the Company contained herein and (b) the performance by the Company of all if its obligations, covenants and agreements required to be performed hereunder and under the Credit Documents.

6.           Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

7.           Independent Nature of Lenders’ Obligations and Rights.  The obligations of each Lender hereunder are several and not joint with the obligations of any other Lenders hereunder, and no Lender shall be responsible in any way for the performance of the obligations of any other Lender hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Lender pursuant hereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Lender shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose. Each Lender has been represented by its own separate legal counsel in their review and negotiation of the Credit Documents.  The Company has elected to provide all Lenders with the same terms and Credit Documents for the convenience of the Company and not because it was required or requested to do so by the Lenders.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of December 3, 2010.

BORROWERS:	NFINANSE INC.

	By:	/s/ Raymond P. Springer
	Name:	Raymond P. Springer
	Title:	Chief Financial Officer

NFINANSE PAYMENTS INC.

	By:	/s/ Raymond P. Springer
	Name:	Raymond P. Springer
	Title:	Chief Financial Officer

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[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOR LENDERS FOLLOW]

[LENDER SIGNATURE PAGE TO SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of December 3, 2010.

LENDERS:	BALLYSHANNON PARTNERS, L.P., as Agent and as a Lender

	By:	/s/ Bruce E. Terker
	Name:	Bruce E. Terker
	Title:	President of the G.P.

BALLYSHANNON FAMILY PARTNERSHIP, L.P.

	By:	/s/ Bruce E. Terker
	Name:	Bruce E. Terker
	Title:	President of the G.P.

MIDSUMMER INVESTMENT, LTD.

	By:	/s/ Joshua Thomas
	Name:	Joshua Thomas
	Title:	Authorized Signatory

PORTER PARTNERS, L.P.

	By:	/s/ Jeffrey H. Porter
	Name:	Jeffrey H. Porter
	Title:	General Partner

TRELLUS PARTNERS, L.P.

	By:	/s/ Adam Usdan
	Name:	Adam Usdan
	Title:	President